LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED JULY 25, 2014

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF

WESTERN ASSET SHORT TERM YIELD FUND

DATED NOVEMBER 27, 2013

Effective on or about September 8, 2014, the following text is added to the footnote to the table appearing in the section of the Prospectus titled “Comparing the fund’s classes”:

For customers of certain Service Agents, Class I shares of the fund are currently exchangeable only for Class I shares of Western Asset money market funds that offer that class of shares and Class FI and IS shares are currently not exchangeable.

Effective on or about September 8, 2014, the first two bullet points in the section of the Prospectus titled “Exchanging shares” are replaced with the following:

•	If you bought shares directly from the fund, contact the fund at 1-877-721-1926 to learn which funds are available to you for exchanges

•	If you bought shares through a Service Agent, contact your Service Agent to learn which funds and classes your Service Agent makes available to you for exchanges

•

For customers of certain Service Agents, Class I shares of the fund are currently exchangeable only for Class I shares of Western Asset money market funds that offer that class of shares and Class FI and IS shares are currently not exchangeable. Shares of additional funds may be available for exchange in the future

Effective on or about September 8, 2014, the following replaces the disclosure following the first paragraph of the section titled “Custodian and Transfer Agent” in the Statement of Additional Information:

BNY Mellon Investment Servicing (US) Inc. (“BNY” or the “transfer agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the transfer agent for certain shares of the fund. Under the transfer agency agreement with BNY, BNY maintains the shareholder account records for such shares of the fund, handles certain communications between shareholders of such shares and the fund and distributes dividends and distributions payable by the fund with respect to such shares. For these services, BNY receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

Boston Financial Data Services, Inc. (“BFDS”), located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169, serves as transfer agent for certain shares of the fund. Under the transfer agency agreement with BFDS, BFDS maintains the shareholder account records for such shares of the fund, handles certain communications between shareholders of such shares and the fund and distributes dividends and distributions payable by the fund with respect to such shares. For these services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

Please retain this supplement for future reference.

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